EXHIBIT 10.60
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of this 12th day of March, 2001 by and between LASERSIGHT INCORPORATED, a Delaware corporation (the "Company"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation, and its affiliates and assigns (collectively, "HHCF"). This Agreement is made in connection with the issuance by the Company of a warrant to HHCF (the "Warrant"), pursuant to which HHCF may purchase and the Company may hereafter issue up to 243,750 shares (the "Warrant Shares") of its common stock from time to time upon the exercise of the Warrant. The Company hereby confirms that the rights granted under this Agreement constitute a material inducement to HHCF to accept the Warrant in connection with the transactions under which Warrant is being issued.

         NOW, THEREFORE, the parties hereby agree as follows:

         1.       Definitions.  In addition to those terms defined  elsewhere in
                   ----------
this Agreement, the following terms shall have the following meanings wherever used in this Agreement:

                  "Blackout Event" means a determination by the Board of
                   --------------
Directors made in good faith, after consulting with outside securities counsel, that the registration of Registrable Securities under the Securities Act or the continuation of the disposition of Registrable Securities pursuant to an effective Registration Statement at such time (a) would have a material adverse effect upon a proposed material sale of all (or substantially all) of the assets of the Company or a material merger, reorganization, recapitalization or similar current transaction materially affecting the capital structure or equity ownership of the Company, or (b) would require the Company to make a public disclosure of information not otherwise required to be disclosed by the Company, which disclosure would have a material adverse effect on the Company.

                  "Blackout Period" See Section 4(a).
                   ---------------

                  "Board of Directors" means the Board of Directors of the
                   ------------------
Company.

                  "Costs and Expenses" means all of the costs and expenses
                   ------------------
relating to any Registration Statement, including but not limited to registration, filing and qualification fees, blue sky expenses, costs of listing any shares on any exchange or automated quotation system, printing expenses, fees and disbursements of counsel to the Company, and accounting fees; provided, however, that underwriting discounts and commissions attributable solely to the securities registered for the benefit of the Holders, fees and disbursements of counsel to the Holders, and all other expenses attributable solely to the Holders shall be borne by them.

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended.

                  "Form S-1," "Form S-3," "Form S-4" and "Form S-8" mean such
                   -----------------------------------------------
respective forms under the Securities Act as in effect on the date of this Agreement or any successor registration forms subsequently adopted by the Securities and Exchange Commission (the "SEC") or any successor regulatory authority.

                  "Holdback Period" See Section 7.
                   ---------------

                  "Holder" or "Holders" means any person or persons owning or
                   -------------------
having the right to acquire Registrable Securities.

                  "Registrable Securities" means the Warrant Shares and any
                   ----------------------
common stock issued (or issuable upon the conversion or exercise of any warrant, right or other security issued or granted as a dividend or distribution of any Warrant Shares) as a dividend or other distribution with respect to, or in exchange for or in replacement of any Warrant Shares.

                  "Registration" means any registration of Registrable
                   ------------
Securities pursuant to a registration statement filed by the Company with the SEC in respect of any class of Registrable Securities, other than a registration statement in respect of employee stock options or other employee benefit plans or in respect of any merger, consolidation, acquisition or like combination, whether on Form S-1, Form S-3, Form S-4, Form S-8 or any equivalent form of registration then in effect.

                  "Registration Notice" See Section 3(a).
                   -------------------

                  "Registration Period" See Section 2(b).
                   -------------------

                  "Registration Statement" means any registration statement
                   ----------------------
filed or to be filed by the Company in respect of any Registration.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor statute from time to time.

                  "Shelf Registration Statement" See Section 2(a).
                   ----------------------------

         2.       Demand Registration.
                  -------------------

                  (a) The Company shall: (i) prepare and, no more than 75 days after the date of this Agreement, file with the SEC a Registration Statement in respect of all the Registrable Securities on an appropriate form for a secondary offering to be made on a continuous basis by the Company pursuant to Rule 415 promulgated under the Securities Act (the "Shelf Registration Statement"); and
(ii) subject to Section 4 hereof, use its best efforts to cause the Shelf Registration Statement to become effective as soon as practicable after such filing.

In addition to the Registrable Securities, the Company may include in the Shelf Registration Statement shares of Common Stock held by any holder of equity securities of the Company or any securities convertible into or exercisable or exchangeable for such equity securities, which holder is entitled by written agreement with the Company to have some or all of such securities included in the Shelf Registration Statement.

                  (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective at all times until such date as is the earlier of: (i) the date on which all of the Registrable Securities have been sold, (ii) the date on which all of the Registrable Securities may be immediately sold to the public without registration conditions or limitations whatsoever (including limitations or restrictions related to affiliates), whether pursuant to Rule 144 promulgated under the Securities Act or otherwise, and (iii) subject to this Section 2 and Section 4, the date which is three years after the date hereof. (The period of time commencing on the date the Shelf Registration Statement is declared effective and, subject to this Section 2 and
Section 4, ending on the earliest of the foregoing dates is referred to as the "Registration Period."). The Registration Period shall be extended by duration of (i) any Blackout Period, and (ii) any Holdback Period.

                  (c) Each Holder shall notify the Company at least five business days prior to any sale of Registrable Securities by such Holder pursuant to the Shelf Registration Statement. During such five-day period, the Company shall have the right to notify Holder that the Holder may not sell Registrable Securities pursuant to the Shelf Registration Statement due to either a Blackout Period or Holdback Period then being in effect or then being invoked. Upon such notice being provided, Holder shall not sell any Registrable Securities pursuant to the Shelf Registration Statement until the earlier of (i) 90 days from the date that the Blackout Period or Holdback Period commenced and
(ii) the date the Company has notified Holder that the Blackout Period or Holdback Period, as applicable, is no longer in effect.

                  (d) Subject to Sections 3, 4 and 5 hereof, the Company shall promptly supplement or amend the Shelf Registration Statement if required by the Securities Act to keep such Registration Statement effective during the Registration Period.

                  (e) Each Holder shall notify the Company promptly, but in any event within five business days, after the date on which all Registrable Securities owned by such Holder have been sold by such Holder so that the Company may comply with its obligation to terminate the Shelf Registration Statement in accordance with Item 512 of Regulation S-K.

         3.       Piggyback Registration.
                  ----------------------

                  (a) Subject to the provisions of this Agreement, if the Company shall at any time after the date of this Agreement propose a Registration, then the Company shall give to each Holder written notice (the "Registration Notice") of such proposed Registration not less than thirty (30) days prior to the initial filing of a Registration Statement relating to such proposed Registration, and shall, subject to the limitations provided in Section

5, include in such Registration Statement all or a portion of the Registrable Securities owned by each Holder, as and to the extent that such Holder may request the same to be so included by means of written notice given to the Company within fifteen (15) days after the Company's giving of the Registration Notice.

                  (b) Each Holder shall be permitted to withdraw all or any part of its Registrable Securities from a Registration Statement by written notice to the Company given at any time prior to the effective date of the Registration Statement.

                  (c) Subject to the terms of Section 4 and Section 5(d), the Company will use all commercially reasonable efforts to effect any Registration under this Section 3 as soon as practicable after giving the Registration Notice, and to cause such Registration Statement to become effective.

         4.       Blackout and Holdback Events.
                  ----------------------------

                  (a) During any period of up to ninety (90) days' duration following the occurrence of a Blackout Event (a "Blackout Period"), the Company shall not be required to file, or cause to be declared effective, under the Securities Act any Registration Statement hereunder and, if applicable, the Holders will discontinue the offer and sale of Registrable Securities pursuant to any effective Registration Statement.

                  (b) The aggregate number of days during which one or more Blackout Periods are in effect shall not exceed 90 days during any 12-month period.

                  (c) The Company shall promptly notify the Holders in writing of any decision not to file a Registration Statement or not to cause a Registration Statement to be declared effective or to discontinue sales of Registrable Securities pursuant to this Section 4, which notice shall set forth the reason for such decision (but not disclosing any nonpublic material information) and shall include an undertaking by the Company promptly to notify the Holders as soon as sales may resume.

         5.       Terms and Conditions of the Company's Obligations.
                  -------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to include the Registrable Securities in any Registration Statement pursuant to Sections 2 and 3 shall be subject, at the option of the Company, to the following further conditions:

                  (a) The Registrable Securities proposed to be included in such Registration Statement may not, at the time of the Registration Notice, be distributable in open market transactions without any volume limitations pursuant to any applicable exemption from the registration requirements of the Securities Act, including Rule 144 promulgated thereunder (or any successor thereto);

                  (b) If an underwriter is used in connection with a Registration, the distribution for the account of the Holder shall be underwritten by the same underwriters (if any) who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, and the Holder shall enter into an agreement with such underwriters containing customary indemnification and other provisions;

                  (c) If the underwriting agreement entered into with the aforesaid underwriter contains or requires restrictions upon the sale of securities of the Company by any of the Company, its officers, directors or other principal stockholders, other than the securities that are to be included in the proposed distribution, then such restrictions shall likewise be binding upon the Holder, and if requested by the Company the Holder shall enter into a written agreement to that effect;

                  (d) If at any time after giving the Registration Notice, and prior to the effective date of the Registration Statement filed in connection with such Registration Notice, the Company shall determine for any reason not to proceed with the subject Registration, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, shall be relieved of its obligation to register any of the Holder's Registrable Securities in connection with such Registration, provided, however, that the Company may not delay a Demand Registration made pursuant to Section 2 of this Agreement in accordance with this Registration except for a Blackout Period or a Holdback Period.

                  (e) If, in connection with an underwritten public offering pursuant to a Registration Statement, the managing underwriter(s) thereof shall advise the Company in writing that the inclusion of all of the Registrable Securities and other securities of the Company to be included in such Registration would interfere with the successful marketing of (including pricing) of all of the Company's securities requested to be so included (but which shall not refer to any securities held by or to be newly issued by the Company), then the Company will promptly furnish each such Holder of Registrable Securities with a copy of such written statement and may require, by written notice to each such Holder accompanying such written statement, that all or a specified portion of such Holder's Registrable Securities be excluded from such distribution (in case of an exclusion of only a portion of such Registrable Securities, such portion to be allocated among the Holders of Registrable Securities in proportion to the respective number of shares of Registrable Securities so requested to be registered pursuant to such Registration Statement by all such Holders); and

                  (f) The Company shall not be obligated to effect any registration of Registrable Securities incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans or incidental to the registration of any non-equity securities convertible into equity securities whether such registration is effected on Form S-1, Form S-3, Form S-4, Form S-8, or other permitted form.

         6.       Registration  Procedures.  In the case of each Registration
                  ------------------------
effected by the Company in which Registrable Securities are to be registered for resale for the account of any Holder, the Company will use its best efforts to:

                  (a) furnish to counsel selected by each Holder copies of all Registration Statements or prospectuses or any amendments or supplements thereto proposed to be filed with the SEC, which documents will be subject to review by such counsel before filing solely with regard to any information contained therein which pertains to the subject Holder;

                  (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period required by this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period;

                  (c) furnish to each subject Holder such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holder may reasonably require in order to facilitate the disposition of the Registrable Securities owned by and registered on behalf of such Holder;

                  (d) register or qualify such Registrable Securities under such other securities or blue sky laws of such states as the underwriter reasonably requires and do any and all other acts and things which may be reasonably necessary or advisable to enable each subject Holder to consummate the disposition of the Registrable Securities in such jurisdictions (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each subject Holder, at any time when a prospectus relating to a Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in a Registration Statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not materially misleading, and promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser(s) of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not materially misleading; and

                  (f) cause all subject Registrable Securities to be listed for trading on each securities exchange or automated quotation system on which similar securities issued by the Company as those which are the subject of such Registration Statement are then listed.

         7.       Lock-up Agreements. If reasonably requested by the Company and
                  ------------------
the managing underwriter, the parties hereto agree to enter into lock-up agreements pursuant to which they will not, for a period of up to 90 days following the effective date of a Registration Statement ("Holdback Period") for the public offering of the Company's securities (so long as Registrable Securities are entitled to be included in such public offering), as requested by the managing underwriter of such offering, offer, sell or otherwise dispose of the Registrable Securities (except for Registrable Securities sold pursuant to such Registration Statement) without the prior consent of the Company and the managing underwriter; provided, however, that a condition to any such obligation is that the Company's executive officers and directors enter into lock-up agreements for the same period and on the same terms.

         8.       Costs and Expenses. The Company shall bear any and all of the
                  ------------------
Costs and Expenses of Registration under Sections 2 and 3 of this Agreement; provided, however, that each Holder shall pay, pro rata based upon the number of its Registrable Securities included therein, the underwriters' discounts, commissions and compensation attributable solely to the inclusion of such Registrable Securities in the public offering.

         9.       Indemnification by the Company.
                  ------------------------------

                  (a) The Company will indemnify each Holder from and against any claim, loss, cost, charge or liability of any kind, including amounts paid in settlement and reasonable attorneys' fees, which may be incurred by such Holder as a result of any breach of any representation or warranty or covenant of the Company contained in this Agreement or in any certificate delivered on the closing date of the public offering by the Company, with such indemnification to be made within thirty (30) days of receipt of written request therefor.

                  (b) The Company shall indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for any Holder, each officer and director of a Holder, legal counsel and accountants for a Holder, and each person, if any, who controls a Holder or such underwriter within the meaning of the Securities Act, against any losses, expenses, claims, damages or liabilities, joint or several, to which such Holder or any such underwriter, officer, director or controlling person becomes subject, under the Securities Act or any rule or regulation thereunder or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement of which Warrant Shares were the subject, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) arise out of any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to actions or omissions otherwise required of the Company in connection with such registration. The Company shall reimburse each Holder and any such underwriter, officer, director or controlling person for any legal or other expenses reasonably incurred by such Holder, or any such officer, director, underwriter or controlling person in connection with investigating, defending or settling any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such person expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company.

        10.       Indemnification by the Holders. Each Holder participating in
                  ------------------------------
the Registration shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, legal counsel and accountants for the Company, each person (if any) who controls the Company within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act or any rule or regulation thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) are caused solely by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement of which such Holder's Warrant Shares were the subject, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based solely upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of each of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such Holder expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the subject Holder.

        11.       Additional Provisions Regarding Indemnification.
                  -----------------------------------------------

                  (a) Each Holder and each other person indemnified pursuant to
Section 9 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company's having to indemnify it pursuant to
Section 8 above, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies such Holder within thirty (30) days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to such Holder at the Company's expense; provided, however, that such Holder or other indemnified person shall be entitled to retain its own counsel at its own expense. The omission to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify such Holder or such other indemnified person, as the case may be, under Section 9 above, except to the extent that the Company shall suffer any loss by reason of such failure to give notice, and shall not relieve the Company of any other liabilities which it may have under this or any other agreement.

                  (b) The Company and each other person indemnified pursuant to
Section 10 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in any Holder having to indemnify it pursuant to Section 10 above, promptly notify such Holder, in writing, of the commencement of such action and permit such Holder, if such Holder so notifies the Company within thirty (30) days after receipt by such Holder of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Company; provided, however, that the Company or other indemnified person shall be entitled to retain its own counsel at the Company's expense. The omission to notify any Holder promptly of the commencement of any such action shall not relieve such Holder of liability to indemnify the Company or such other indemnified person, as the case may be, under Section 10 above, except to the extent that the subject Holder shall suffer any loss by reason of such failure to give notice, and shall not relieve such Holder of any other liabilities which it may have under this or any other agreement.

                  (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) (i) If a court of competent jurisdiction determines that the foregoing indemnity provided under Sections 9 and 10 above is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or
(B) if the allocation provided by clause (A) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not also guilty of fraudulent misrepresentation.

                           (ii)     In the event that the indemnifying  party
and the indemnified party are unable to mutually agree on the relative benefits to and/or the relative faults of such persons and the amounts of appropriate contribution, such dispute shall be resolved by final, binding and enforceable arbitration before the American Arbitration Association in Washington, D.C. in accordance with its rules.

        12.       Rule 144. With the view of making available to a Holder the
                  --------
benefits of Rule 144 promulgated under the Securities Act and any other rule that may at any time permit a Holder to sell securities of the Company without Registration, the Company agrees to:

                  (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

                  (c) So long as any Holder owns any Registrable Shares, to furnish to such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other information as a Holder may reasonably request in order to permit such Holder to take advantage of Rule 144.

        13.       Notices. All notices,  requests, demands and other
                  -------
communications required or permitted under this Agreement shall be in writing and shall be given in the manner provided in the Warrant.

        14.       Waiver and Amendment. No waiver, amendment or modification of
                  --------------------
this Agreement or of any provision of this Agreement shall be valid unless evidenced by a writing duly executed by the Company and Holders of a majority of the Warrant Shares then issued and held and/or issuable upon future exercise of the Warrants. No waiver of any default hereunder shall be deemed a waiver of any other, prior or subsequent default hereunder.

        15.       Governing Law. This Agreement shall be governed,  construed
                  -------------
and controlled by and under the substantive laws of the State of Maryland without regard to principles of conflicts of laws.

        16.       Assignees.  This Agreement is solely for the benefit of the
                  ---------

Company, HHCF, the Holders, and any person(s) acquiringWarrant Shares from a Holder thereof by will or by the laws of descent and distribution. No other transferees of Warrant Shares shall be entitled to derive any benefit herefrom.

        17.       Captions.  The captions and Section  headings used in this
                  --------
Agreement are for convenience only, and shall not affect the construction or interpretation of this Agreement or any of the provisions of this Agreement.

        18.       Entire  Agreement.  This Agreement  constitutes the sole and
                  -----------------
entire agreement and understanding between the parties hereto as to the subject matter of this Agreement, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter.

         IN WITNESS WHEREOF, the Company and HHCF have executed this Agreement as of the date first written above.

                                    LASERSIGHT INCORPORATED,

                                    a Delaware corporation

                                    By: /s/Gregory L. Wilson
                                       -------------------------------
                                    Name:  Gregory L. Wilson
                                    Title  Secretary



                                    HELLER HEALTHCARE FINANCE, INC.,

                                    a Delaware corporation

                                    By: /s/Joseph Prandoni
                                       -------------------------------
                                    Name:  Joseph Prandoni
                                    Title: Vice President